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                                                                  Exhibit 10.63


             ASSIGNMENT OF CERTIFICATE OF CONVENIENCE AND NECESSITY


STATE OF TEXAS           )
                         )       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MIDLAND        )



         This Assignment is made by Cap Rock Electric Cooperative, Inc ("Cap Rock") and accepted by NewCorp Resources, Inc. ("NCR"), as of this 17TH day of JANUARY, 1996.

         Cap Rock, for and in consideration of ten dollars and other good and valuable Consideration, by means of this instrument, grants and conveys to NCR, all legal and equitable rights, and benefits which it has or may have pursuant to a Certificate of Convenience and Necessity granted to Cap Rock by the Public Utility Commission of Texas ("PUCT"), in Docket No. 511248 and 12592, to operate a transmission line in its Stanton and Lone Wolf divisions pursuant to which Cap Rock currently receives electric power and energy from Southwestern Public Service Company ("SPS").

         This Assignment is made subject to the following terms and conditions:

         1. NO WARRANTY. Cap Rock makes this Assignment without any warranty, expressed, implied, or statutory to NCR. Cap Rock expressly disclaims any warranty and assigns to NCR only the legal and equitable rights, benefits, and interest that Cap Rock now has pursuant to the Certificate of Convenience and Necessity assigned herein.

         2. ASSUMPTION OF OBLIGATIONS. NCR agrees to comply with all applicable regulations and to perform any and all obligations which may arise pursuant to the Certificate of Convenience and Necessity.

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         3. INDEMNITIES. NCR agrees to indemnify Cap Rock for any liability to third parties arising out of or in Connection the use of the Certificate of Convenience and Necessity.

         4. BINDING AFFECT. This Agreement and all of its terms and conditions are binding on and inure to the benefit of Cap Rock and its successors and assigns and NCR and its successors and assigns.

         SIGNED AND DELIVERED AS OF THE 17TH DAY OF JANUARY, 1996.



                                            CAP ROCK ELECTRIC COOPERATIVE, INC.





                                            By: /s/ David W. Pruitt
                                               --------------------------------
                                               David W. Pruitt, President/CEO



ATTEST:




/s/ Alfred Schwartz
-----------------------------------
Alfred Schwartz, Secretary



                                            NEWCORP RESOURCES, INC.



                                            By: /s/ Steven E. Collier
                                               --------------------------------
                                               Steven E. Collier, President



ATTEST:



/s/ John D. Parker
------------------------------
John D. Parker, Secretary